SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------
                               Daily Assets Fund




The following information replaces similar disclosure contained under the "TO PLACE ORDERS" sub-heading of the "PURCHASE AND SALE OF FUND SHARES" section of the fund's summary prospectuses.



The fund is primarily offered to institutional investors. The fund's Capital Shares (the fund's original share class) are currently used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio. After September 30, 2016, the fund is no longer expected to hold any cash collateral of the Deutsche family of funds.

The following information replaces similar disclosure in the "BUYING AND SELLING SHARES" section within the "INVESTING IN THE FUND" section of the fund's prospectuses.



The following pages describe the main policies associated with buying and selling shares of the fund. There is also information on dividends and taxes and other matters that may affect you as the shareholder. For an analysis of the fees associated with an investment in the fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).


The fund is primarily offered to institutional investors. The fund is currently used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. Generally, when an investor participates in a securities lending program as a lender, they enter into a securities lending authorization agreement with a lending agent. Under such agreement, the lending agent is authorized to invest the cash collateral securing loans of securities of each investor in a variety of instruments, including the fund. Investment in the fund by such lending agents will be subject to the terms of their agreements with those investors. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio. After September 30, 2016, the fund is no longer expected to hold any cash collateral of the Deutsche family of funds.


Your account cannot be activated until we receive a completed account application. To purchase or sell shares of the fund, please contact your sales representative or call Institutional Investor Services to be put into contact with a sales representative who can assist you.

               Please Retain This Supplement for Future Reference


July 1, 2016
PROSTKR-658

                                                   Deutsche
                                                   Asset Management [DB Logo]